UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 14, 2005


                                 DURAVEST, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Florida                          0-27489                       59-2624574
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


      37 Prince Arthur Avenue, Suite 300, Toronto, Ontorio, Canada M5R 1B2
      --------------------------------------------------------------------
           (Address of Principal Executive Offices, Including Zip Code


                                 (416) 961-1409
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. - Registrant's Business and Operations
----------   ------------------------------------

Item 1.01    Entry into a Material Definitive Agreement.
---------    -------------------------------------------

     On January 14, 2005, the Issuer, DuraVest, Inc. ("DuraVest" or "Issuer") entered into an Option Agreement with Estracure, Inc., a corporation organized under the Canada Business Corporation Act ("Estracure"), Innovacor, Limited Partnership, a limited Partnership organized under the laws of Quebec ("Innovacor"), Cardio At Work, Inc., a corporation organized under the Canada Business Corporation Act ("CAT"), and Sam Greenberg, a resident of Montreal, Quebec ("Greenberg"). Under the agreement, Innovacor, CAT and Greenberg, (the owners of all the outstanding stock of Estracure except for the stock held by Cardio Management Systems, Inc., a wholly owned subsidiary of DuraVest) have the option under certain conditions, to exchange their shares in Estracure with DuraVest for shares of DuraVest's common stock. A description of this agreement is set forth in Item 2.01 below. A copy of this agreement is filed herewith as
Exhibit 12(e). Except for those under the agreement, there is no material relationship between DuraVest, its affiliates, and the three named Estracure shareholders who are parties to the agreement.

     On January 14, 2005, DuraVest entered into a Stock Option Agreement with Mr. Jacques-Oliva Belair, a resident of Montreal, Quebec. Under this agreement, DuraVest has granted Mr. Belair the right and option to acquire up to 600,000 shares of its common stock at an exercise price of $0.76 (United States Dollars
- hereinafter "USD"). A description of this agreement is set forth in Item 2.01 below. A copy of the agreement is filed herewith as Exhibit 12(f). Except for those under this agreement, there is no material relationship between DuraVest, its affiliates and Mr. Belair.

     In addition to the above two agreements, DuraVest has agreed with the other parties thereto, to enter into a Registration Rights Agreement with them under which they would have certain rights to request that DuraVest file a Registration Statement under the Securities Act of 1933 with respect to the sale of DuraVest common stock acquired by them under the two described agreements. A description of form of the Registration Rights Agreement is set out in Item 2.01 below. A copy of the form of this Agreement is filed herewith as Schedule C to Exhibit (e).


Section 2. - Financial Information
----------   ---------------------
Item 2.01    Completion of Acquisition or Disposition of Assets.
---------    ---------------------------------------------------

     On January 14, 2005, DuraVest acquired all of the outstanding stock of Cardio Management Systems, Inc., a corporation organized under the Canada Business Corporation Act ("Cardio") in exchange for 10,000,000 newly issued shares of DuraVest's common stock. Cardio's only material asset is a majority of the outstanding stock (742,966 out of 1,482,966 outstanding shares) of Estracure, Inc., a corporation organized under the Canada Business Corporation Act ("Estracure"). Estracure is involved in the research, development and commercialization of the use of "Estradiol" to reduce restenosis after angioplasty ("Estradiol Project") (see additional description below). This acquisition was completed under the Conditional Stock Exchange Agreement between DuraVest, Cardio and Cardio's Shareholders dated April 4, 2002 (filed as Exhibit 12(d) to DuraVest's Form 10-QSB for the three-month period ended March 31, 2002) and the Amendment to it dated March 29, 2004 (filed as Exhibit 12(d)(1) to DuraVest's Form 10-KSB for the year ended December 31, 2003). The 10,000,000 shares of DuraVest issued to the Cardio shareholder were issued as "restricted securities" as such are defined under the Securities Act of 1933, as amended. (For additional information on the issuance and status of these shares, see Item
3.02 below.)

     Cardio was formed in 2001 to provide funds to and acquire an investment in Estracure. On May 8, 2002 it acquired 260,000 shares of Estracure (stated after giving effect to a Forward Stock Split of 10,000 to 1 on September 8, 2004) for which it paid $2,500,000 (Canadian Dollars - hereinafter "CND"). On January 14, 2005, Cardio acquired an additional 482,966 shares of Estracure for which it paid $7,500,000 (CND). The 10,000,000 shares of DuraVest issued for all the Cardio stock were issued to Hunter Fund, LTD., a British Virgin Islands' corporation ("Hunter Fund"). Hunter Fund provided the $7,500,000 to Cardio which it used to make its second investment in Estracure. In exchange for its $7,500,000 provided to Cardio, Hunter Fund received 9,000,000 shares of newly issued stock of Cardio and an assignment of 1,000,000 outstanding shares of Cardio from Patti Cooke, President and director of DuraVest. Thus, at the time of the DuraVest acquisition of Cardio, Hunter Fund owned all of Cardio's outstanding stock and received all of the 10,000,000 shares issued by DuraVest in exchange for the Cardio stock. (For additional information on Hunter Fund and its stock ownership in DuraVest, see Item 5.01 below).

     Prior to November 14, 2004, the contractual arrangement between Cardio and Estracure (which arrangements were made on December 21, 2001 when Cardio made its first investment of $2,500,000 (CND) in Estracure) provided that Cardio had a first option right to provide any additional investments in Estracure, but that Cardio could not, in any event, acquire 50% or more of Estracure's outstanding stock. Hunter Fund was not willing to provide the requisite financing unless Estracure would end up as a majority-owned subsidiary of Cardio. Accordingly, the agreements between Cardio and Estracure were re-negotiated and revised. As a result of these revisions, DuraVest has entered into and has agreed to enter into contractual agreements with the shareholders of Estracure other than Cardio ("Estracure Minority Shareholders") and with an individual who had held an option to purchase stock of Estracure ("Estracure's Option Holder").

     On January 14, 2005, DuraVest entered into an "Option Agreement" with Estracure and the Estracure Minority Shareholders. Under the Option Agreement, the Estracure Minority Shareholders have the collective right and option to exchange all of their Estracure shares with DuraVest for shares of its common stock ("Exchange Option") if the human clinical trials presently being conducted with Estradiol have: (i) had a positive scientific outcome; (ii) provided proof of validation; and (iii) established that the science of Estracure is commercially viable. The Estracure Minority Shareholders may collectively exercise the Exchange Option in accordance with the following:

     o Between February 1 and February 28, 2005, an "Independent Committee" shall be organized to evaluate the Estradiol Project. The Independent Committee shall consist of three members. One member shall be named by each of DuraVest and the Estracure Minority Shareholders as a group. The third member shall be selected by the initial two members.

     o The Estracure Minority Shareholders may, at any time before September 30, 2005, exercise their Exchange Option by giving collective written notice of exercise to DuraVest concurrently with the delivery by Estracure to the Independent Committee of the information necessary to enable it to make its evaluation of the Estradiol Project under the Option Agreement.

     o Within 15 days of the receipt of the information on the Estradiol Project the Independent Committee shall deliver a written report containing its majority or unanimous opinion that either:

          (1)  The human clinical trials presently undertaken by Estracure have:
               (i) had a positive scientific outcome; (ii) provided proof of validation; and (iii) established that the Estracure science involved in the trials is commercially viable; or

          (2)  The human clinical trials presently undertaken by Estracure have:
               (i) not had a positive scientific outcome; (ii) not provided proof of validation; and (iii) not established that the Estracure science involved in the trials is commercial viable.

     o If the Independent Committee's report concludes that the human clinical trials being undertaken by Estracure have: (i) not had a positive scientific outcome; (ii) not provided proof of validation; or
          (iii) not established that the Estracure science involved in the trials is commercial viable, the Exchange Option and the Option Agreement will terminate.

     o If the Independent Committee's report concludes that the human clinical trials being undertaken by Estracure have: (i) had a positive scientific outcome; (ii) provided proof of validation; and (iii) established that the Estracure science involved in the trials is commercially viable, then the Exchange Option shall be deemed to have been effectively exercised by the Estracure Minority Shareholders as of the date the report of the Independent Committee is delivered to them and DuraVest.

     o If the Independent Committee's report is positive and the Exchange Option effectively exercised, the appraised "Fair Market Value" of Estracure shall then be determined as follows:

          (1) The two appraisers shall be selected by a random drawing from the following: KPMG, Grant Thornton, Ernst & Young, Samson Belair Deloitte & Touche and Pricewaterhouse Coopers;

          (2) During the 30 day period following receipt of the Independent Committee's report each of the two selected appraisers shall prepare a report under the guidelines set out in the Option Agreement containing their opinion of the Fair Market Value of Estracure and deliver it to DuraVest and the Estracure Minority shareholders; and

          (3) For the purpose of the Exchange Option the Fair Market Value of Estracure shall be the average of the Fair Market Values contained in the opinions of the two selected appraisers.

     o The exchange of the Estracure shares held by the Estracure Minority Shareholders for shares of DuraVest's common stock shall be completed by the Closing of the Option Agreement to be held within 30 days of the receipt of the appraisals of the Fair Market Value of Estracure.

     o For purposes of the stock exchange, the "Market Price" of the DuraVest common stock shall mean the 60 day weighted average trading price of the stock on the Over-the-Counter Bulletin Board with the last of the 60 days being the thirtieth day following the date of delivery of the positive report from the Independent Committee.

     o    For purposes of the stock exchange the "DuraVest Market
          Capitalization" shall be the Market Price of the DuraVest common stock multiplied by the number of outstanding shares as of the Closing and adjusted to Canadian dollars

     o For purposes of the stock exchange the "Minority Shareholders Percentage" shall be the percentage of Estracure's outstanding stock as of the Closing calculated on a fully-diluted basis held by the Estracure Minority Shareholders.

     o For purposes of the stock exchange, the "Total Exchange Value" of all the Estracure shares to be exchanged will be the greater of: (i) $31,000,000 CDN; or (ii) the Fair Market Value of Estracure; but in no event grater than 80% of the DuraVest Market Capitalization multiplied by the Minority Shareholders Percentage.

     o    The stock exchange will be completed at the Closing by:

          (i) the transfer of all of their Estracure shares to DuraVest by the Estracure Minority Shareholders; and

          (ii) the issuance by DuraVest to the Estracure Minority Shareholders of a number of DuraVest's common shares equal to the Total Exchange Value, converted into U.S. Dollars, divided by the Market Price, i.e., if the Market Price of DuraVest's common stock is $1.00 U.S. per share and the Total Exchange Value converted to United States Dollars is $14,000,000 the Estracure Minority Shareholders would receive a total of 14,000,000 shares of Estracure

     The Option Agreement contains mutual representations and covenants common to such agreements. The foregoing is a summary of the Option Agreement, and does not purport to present all the information set out therein. A copy of the Option Agreement is filed with this Form 8-K report as Exhibit 12(e).

     Prior to January 14, 2005, Mr. Jacques-Oliva Belair of Montreal, Quebec held a stock option from Estracure under which he had the option to acquire up to 4% of its participating stock ("Estracure Option"). Since DuraVest was of the opinion that the entire stock ownership of Estracure should be held by DuraVest or Cardio, if the Estracure Minority Shareholder were to exercise their right to exchange their Estracure Stock of DuraVest stock under the Option Agreement, DuraVest and Mr. Belair entered into a "Stock Option Agreement" on January 14, 2005. Under the Stock Option Agreement, Mr. Belair has renounced and terminated the Estracure Option. In exchange for this termination, DuraVest granted to Mr. Belair the right and option to purchase up to 600,000 shares of its common stock at an exercise price of $0.76 (USD) per share ("DuraVest Stock Option") on the following additional terms and conditions:

     o The right to exercise the DuraVest Stock Option will vest on the earlier of: (i) September 30, 2005; or (ii) the date the Estracure Minority Shareholders exercise their option to exchange their Estracure shares into DuraVest shares under the Option Agreement ("Vesting Date").

     o The DuraVest Stock Option may be exercised at any time after the Vesting Date during its term which expires January 13, 2008.

     o It may be exercised in lots of at least 200,000 shares or it's then remaining balance of unexercised shares.

     o The exercise price may be paid in: (i) cash; (ii) in whole shares of DuraVest's common stock; (iii) by the withholding of shares of DuraVest common stock issuable upon its exercise; or (iv) by any combination of the foregoing agreeable to DuraVest's Board of Directors.

     o The shares issued upon exercise of the DuraVest Stock Option will be issued by DuraVest as "restricted securities" under the Securities Act of 1933 ("Securities Act") and acquired by Mr. Belair for investment.

     o DuraVest has agreed to grant Mr. Belair certain rights to have a Registration Statement filed under the Securities Act for the sale of shares acquired under the DuraVest Stock Option pursuant to a "Registration Rights Agreement" hereinafter discussed.

     o The grant of the DuraVest Stock Option is subject to the approval of the Quebec Securities Commission. The parties believe they will receive the necessary approval; however, if such is not given, Hunter Fund, LTD. has agreed to grant to Mr. Belair an option on similar terms and conditions on 600,000 shares of DuraVest stock owned by it. In that event, DuraVest has agreed that it will cover the shares acquired from Hunter Fund, LTD. with the similar registration rights for Mr. Belair as he would have had under the DuraVest Stock Option.

     A copy of the DuraVest Stock Option Agreement is filed herewith as Exhibit
(f)

     DuraVest has agreed with the Estracure Minority Shareholders that if the Independent Committee issues a positive report on the Estradiol Project, DuraVest will enter into a "Registration Rights Agreement" with them and Mr. Jacques-Oliva Belair within five business days after receipt of the report. The Registration Rights Agreement will apply to all shares of DuraVest's common stock issued to the Estracure Minority Shareholders under the Exchange Offer and to Mr. Belair under the DuraVest Stock Option ("Covered Shares"). The Registration Rights Agreement provides that upon the written request of the holders of at least 25% of the total number of Covered Shares. DuraVest will file a Registration Statement under the Securities Act with respect to Covered Shares which the holders desire to sell. The Registration Rights Agreement also provides that:

     o Its term will last until the holders of the Covered Shares are able to utilize the provisions of Rule 144(k) for resale of the shares.

     o The holders of the Covered Shares also have certain "piggyback rights" to have shares to be sold by them included in any future Registration Statement filed by DuraVest during its term.

     o If the holders of 15% of the total Covered Shares so request, DuraVest will file a Registration Statement on Form S-3 for the desired sale of Covered Shares, if such Form S-3 is available to DuraVest.

     o The right to demand a Registration Statement for the covered shares will expire, once DuraVest has filed two such Registration Statements.

     o DuraVest will be responsible for the costs and expenses of the filing on any Registration Statements.

     o The parties will indemnify each other for liabilities for certain violations of securities laws in any sales made pursuant to a Registration Statement filed under it.


     DuraVest has agreed with Mr. Jacques-Oliva Belair that, if the Registration Rights Agreement is not entered into with the Estracure Minority Shareholders under the Option Agreement, DuraVest will enter into an agreement with Mr. Belair granting him "piggyback rights" similar to those contained in the Registration Rights Agreement.

     A copy of the form of Registration Rights Agreement is filed herewith as Exhibit (g).

     Estracure's Estradiol project has been developed by a team of Canadian medical researchers working under the auspices of the Montreal Heart Institute. They began their research in 1997 to determine why arteriosclerosis and other diseases creating indurations of the arteries occurred more frequently in men than women. They focused their efforts on the potential role of naturally occurring hormones unique to women in blocking the onset of arteriosclerosis or other indurations of the arteries. After preliminary trials they focused their efforts on a form of Estradiol (17-beta Estradiol), a female sex hormone of the estrogen family. At this point their goal was to develop a product and treatment which would reduce the recurrence of blockage following an angioplasty procedure, a non-surgical interventional procedure using a tiny balloon to open blocked arterial passages and the use of intravascular stents. The Estracure treatment involves the application or injection of Estradiol during the angioplasty procedure to impede the re-blocking of the arterial passage.

     The results of the research to date have been promising. The initial theoretical studies have been followed by work in a more clinically relevant model, the stent porcine coronary artery model, where there was a renewed confirmation of restenosis as well as a lower inflammatory score.

     Estracure is now proceeding with human clinical trials of Estradiol. Estracure Inc. under approval received from Canadian health authorities' authorization to initiate a Phase II clinical trial of 17-8-Estradiol in the prevention of restenosis in patients following percutaneous transluminal coronary angioplasty (PTCA) and stent implantation.

     The Phase II clinical trial evaluating the safety and efficacy of 17-8-Estradiol in patients having narrowing or constriction of the coronary arteries caused by atherosclerotic disease. 17-8-Estradiol is being locally administered in a minimally invasive fashion by bolus infusion during a PTCA procedure. Contrary to other anti-restenosis drugs presently in clinical evaluation, 17-8-Estradiol is a non-toxic naturally occurring hormone that has been shown by Estracure's scientific team to have a dual beneficial effect in improving vascular healing and preventing restenosis after angioplasty. Animal studies have demonstrated that local delivery of 17-8-Estradiol significantly decreases neointimal hyperplasia after PTCA without secondary effects.

     In November of 2004, Estracure completed the recruitment of 300 patients for a Canadian double blind, placebo-controlled, randomized Phrase II multicenter clinical trial. The objectives of this trial were to demonstrate the efficacy of 17-B-Estradiol, a natural and endogenous hormone, in preventing restenosis following angioplasty and to establish its safety profile. Analysis of all clinical data has been initiated and final results will be available by the second quarter of 2005

     Estracure believes that $7,500,000 CND invested by Cardio in January of 2005 will provide sufficient funds for its program for at least the next 18 months. There is no assurance these funds will be sufficient to develop Estradiol as a marketable product.

     In addition, the acquisition by Cardio of Estracure will greatly increase DuraVest's administrative and operating costs. Since DuraVest has no revenue source, it will have to obtain additional working capital to cover these expenses, and if necessary to provide additional funding to Estracure. There are no present arrangements under which DuraVest can obtain additional funding and no assurance it will be able to do so.


Section 3. - Securities and Trading Markets
----------   ------------------------------

Item 3.02    Unregistered Sales of Equity Securities
---------    ---------------------------------------

     1. On January 14, 2005, DuraVest issued to Hunter Fund LTD., a British Virgin Islands' corporation ("Hunter Fund") 10,000,000 shares of DuraVest's common stock in exchange for the transfer from Hunter Fund to DuraVest of all the outstanding stock of Cardio Management System, Inc., a corporation organized under the Canada Business Corporation Act ("Cardio"). The Hunter Fund had acquired the Cardio stock for $7,500,000 CND invested in Cardio. For additional information on Cardio and its acquisition by DuraVest, see Item 2.01 above and on Hunter Fund see Item 5.01 below.

     For issuance of the 10,000,000 shares of its stock, DuraVest relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof. Hunter Fund is an "accredited investor" as such is defined under the Securities Act. It acquired the shares as "restricted securities" as such are defined under the Securities Act. The certificate issued to represent these securities contained an appropriate legend denoting their status as "restricted securities" and the restrictions on their transfer; and a stop transfer notation has been entered on the stock ledger. DuraVest has made available to Hunter Fund the material information as to DuraVest and its securities, including it corporate books and records and all reports filed by it under the Securities Exchange Act of 1934 ("Exchange Act") for the years 2002, 2003, and 2004.

     2. On January 14, 2005, DuraVest, Inc. entered into an "Option Agreement" with Estracure, Inc., a corporation organized under the Canada Business Corporation Act ("Estracure"), Innovacor, Limited Partnership, a limited Partnership organized under the laws of Quebec ("Innovacor"), Cardio At Work, Inc., a corporation organized under the Canada Business Corporation Act ("CAT"), and Sam Greenberg, a resident of Montreal, Quebec ("Greenberg"). Under the agreement, Innovacor, CAT and Greenberg, (the owners of all the outstanding stock of Estracure except for the stock held by Cardio Management Systems, Inc., a wholly owned subsidiary of DuraVest - hereinafter "Estracure Minority Shareholders") have the option under certain conditions, to exchange their shares in Estracure with DuraVest for shares of DuraVest's common stock. A description of this agreement is set forth in Item 2.01 above.

     In entering into this Option Agreement, DuraVest relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof. DuraVest will rely upon the same exemption for the issuance of shares of its common stock under the Option Agreement.

     The Estracure Minority Shareholders will acquire these shares as "restricted securities" as such are defined under the Securities Act. The certificates issued represent these securities will contain an appropriate legend denoting their status as "restricted securities" and the restrictions on their transfer; and a stop transfer notation will be entered on the stock ledger. DuraVest has made available to the Estracure Minority Shareholders the material information as to DuraVest and its securities, including it corporate books and records and all reports filed by it under the Exchange Act of 1934 ("Exchange Act") for the years 2002, 2003, and 2004. It will continue to make such information available to the Estracure Minority Shareholders during the term of the Option Agreement.

     3. On January 14, 2005, DuraVest entered into a Stock Option Agreement with Mr. Jacques-Oliva Belair, a resident of Montreal, Quebec. Under this agreement, DuraVest has granted Mr. Belair the right and option to acquire up to 600,000 shares of its common stock at an exercise price of $0.76 USD. A description of the DuraVest Stock Option is set forth in Item 2.01 above.

     In entering into the DuraVest Stock Option, DuraVest relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof. DuraVest will rely upon the same exemption for the issuance of shares of its common stock under the DuraVest Stock Option. Mr. Belair will acquire these shares as "restricted securities" as such are defined under the Securities Act. The certificates issued represent these securities will contain an appropriate legend denoting their status as "restricted securities" and the restrictions on their transfer; and a stop transfer notation will be entered on the stock ledger. DuraVest has made available to the Mr. Belair the material information as to DuraVest and its securities, including it corporate books and records and all reports filed by it under the Exchange Act of 1934 ("Exchange Act") for the years 2002, 2003, and 2004. It will continue to make such information available to Mr. Belair during the term of the Option Agreement.


Section 5. - Corporate Governance and Management
----------   -----------------------------------

Item 5.01    Changes in Control of Registrant
---------    --------------------------------

     On January 14, 2005, DuraVest issued to Hunter Fund LTD., a British Virgin Islands' corporation ("Hunter Fund") 10,000,000 shares of DuraVest's common stock in exchange for the transfer from Hunter Fund to DuraVest of all the outstanding stock of Cardio Management System, Inc., a corporation organized under the Canada Business Corporation Act ("Cardio"). The Hunter Fund had acquired the Cardio stock for $7,500,000 CND invested in Cardio. For additional information on Hunter Fund and Cardio and its acquisition by DuraVest, see Item
2.01 above and on Hunter Fund see Item 5.01 below.

     With this acquisition of 10,000,000 shares of DuraVest, Hunter Fund now owns beneficially 15,000,000 shares or 32.07% of the 46,766,640 shares outstanding.

     Hunter Fund is a private mutual fund organized under the Mutual Funds Act of 1996 of the British Virgin Islands. The funds used by Hunter Fund to make the $7,500,000 CND investment to acquire the Cardio stock which was exchanged for the DuraVest stock came from Hunter Fund's investment capital

     Hunter Fund and the present officers and directors of DuraVest have an understanding that its present management may be reorganized in the near future and that new directors named by the Hunter Fund elected to the Board of Directors. An appropriate additional report on Form 8-K will be filed when those arrangements are completed.


Section 8. - Other Events
----------   ------------

Item 8.01    Other Events
---------    ------------

     On January 18, 2005 DuraVest issued a Press Release covering its acquisition of all the outstanding stock of Cardio. A copy of this release is filed herewith as Exhibit 12(g).


Section 9. - Financial Statements and Exhibits
----------   ---------------------------------

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

     The appropriate financial statements for Cardio Management Systems, Inc., the company acquired by DuraVest and for DuraVest (see Item 2.01) will be filed with an Amendment to this Form 8-K.

     The following documents are filed as Exhibits hereto.

     Exhibit No.                 Description of Exhibits
     -----------                 -----------------------

         12(e) Option Agreement dated January 14, 2005 between DuraVest, Estracure, Inc., Innovacor Limited Partnership, Cardio at Work, Inc., and Mr. Sam Greenberg

         12(f) Stock Option Agreement dated January 14, 2005 between DuraVest and Mr. Jacques-Oliva Belair

         12(g)                   DuraVest Press Release dated January 18, 2005

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, therein to duly authorized.

                                      DURAVEST, INC.


Dated:   January 21, 2005             By:  /s/ Patti Cooke
                                           ------------------------------------
                                           Patti Cooke, President and Principal
                                           Executive, Financial and Accounting
                                           Officer and a Director























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